EATON VANCE HIGH INCOME OPPORTUNITIES FUND

Supplement to Summary Prospectus dated March 1, 2025

as may be supplemented and/or revised from time to time

The following change is effective March 31, 2025:

The following replaces “Portfolio Managers” under “Management”:

Portfolio Managers

Justin H. Bourgette, CFA, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since March 2025.

Stephen C. Concannon, CFA, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Portfolio since November 2014 and the Fund since March 1, 2021.

Kelley Gerrity, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Portfolio since November 2014 and the Fund since March 1, 2021.

Bo Hunt, Managing Director of Morgan Stanley and Vice President of Eaton Vance and BMR, has managed the Fund and the Portfolio since March 2025.

Jeffrey D. Mueller, Managing Director of Morgan Stanley and of EVAIL, has managed the Portfolio since June 2019 and the Fund since March 1, 2021.

March 25, 2025	48600-00 3.25.25